Exhibit 10.2

EXECUTION COPY

TERM NOTE

$30,000,000	Dated as of June 19, 2015

FOR VALUE RECEIVED, the undersigned Impac Mortgage Holdings, Inc., a Maryland corporation (“Holdings”), Impac Mortgage Corp., a California, corporation (“IMC”), Impac Warehouse Lending, Inc., a California corporation (“IWLI”) and Integrated Real Estate Service Corp., a Maryland corporation (“IRES”, and together with Holdings, IMC and IWLI, collectively and individually, “Borrowers” or “Borrower”), jointly and severally promise to pay to the order of Macquarie Alpine Inc. (“Lender”) on the Maturity Date or upon the earlier maturity hereof, whether by acceleration or otherwise, the principal sum of Thirty Million Dollars ($30,000,000), together with interest thereon, pursuant to that certain Loan Agreement, dated as of June 19, 2015 (as amended, restated or otherwise modified from time to time, the “Loan Agreement”), among Borrowers and Lender.  Lender is hereby authorized to record the amount and date of each advance under this Term Note, and the information so recorded shall be conclusive and binding in the absence of manifest error.  Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

Each Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Loan Agreement.

Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by Lender pursuant to the Loan Agreement.

This Note is one of the Term Notes referred to in, and evidences indebtedness incurred under, the Loan Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which each Borrower is permitted and required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be immediately due and payable.

All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

Borrowers:

IMPAC MORTGAGE CORP.

By:	Todd R. Taylor
Name:	Todd R. Taylor
Title:	CFO

IMPAC MORTGAGE HOLDINGS, INC.

By:	Todd R. Taylor
Name:	Todd R. Taylor
Title:	CFO

IMPAC WAREHOUSE LENDING, INC.

By:	Todd R. Taylor
Name:	Todd R. Taylor
Title:	CFO

INTEGRATED REAL ESTATE SERVICE CORP.

By:	Todd R. Taylor
Name:	Todd R. Taylor
Title:	CFO

[Signature Page to Term Note]